UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 15, 2017

CALPINE CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-12079	77-0212977
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

717 Texas Avenue, Suite 1000, Houston, Texas 77002
(Addresses of principal executive offices and zip codes)

Registrant's telephone number, including area code: (713) 830-2000

Not applicable
(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

TABLE OF CONTENTS

ITEM 5.07 — SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
ITEM 7.01 — REGULATION FD DISCLOSURE
ITEM 9.01 — FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURES
EXHIBIT INDEX

ITEM 5.07 — SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
(a) A special meeting of stockholders (the “Special Meeting”) of Calpine Corporation (“Calpine”) was held on December 15, 2017. There were 360,568,456 shares of common stock entitled to be voted at the Special Meeting, and 247,507,444 shares present in person or represented by proxy at the Special Meeting. Three items of business were voted on by stockholders at the Special Meeting: (1) a proposal to adopt the Agreement and Plan of Merger, dated as of August 17, 2017 (as it may be amended from time to time, the “Merger Agreement”), by and among Calpine, Volt Parent, LP (“Parent”) and Volt Merger Sub, Inc., providing for the acquisition of Calpine by Parent (the “Merger Proposal”); (2) a proposal to approve the adjournment of the Special Meeting, if necessary or advisable, to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to adopt the Merger Agreement (the “Adjournment Proposal”); and (3) a proposal to approve, on an advisory (non-binding) basis, certain “golden parachute” compensation that may be payable to Calpine’s named executive officers, in connection with the consummation of the Merger (the “Golden Parachute Compensation Proposal”). The Merger Proposal, the Adjournment Proposal and the Golden Parachute Compensation Proposal are described in detail in Calpine’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on November 14, 2017.
(b) As the Merger Proposal was approved, the Adjournment Proposal became moot and was not acted upon by the Board of Directors at the Special Meeting. The voting results are as follows:
Proposal 1 — Merger Proposal

For	236,877,841
Against	9,084,802
Abstentions	1,544,801
Broker Non-Votes	—

Proposal 2 — Adjournment Proposal

For	223,986,251
Against	23,103,062
Abstentions	418,131
Broker Non-Votes	—

Proposal 3 — Golden Parachute Compensation Proposal

For	113,888,653
Against	132,612,591
Abstentions	1,006,200
Broker Non-Votes	—
ITEM 7.01 — REGULATION FD DISCLOSURE
On December 15, 2017, Calpine issued a press release announcing the results of the stockholder vote at the Special Meeting. A copy of the press release is being furnished as Exhibit 99.1 hereto.
The information in this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “1934 Act”), nor shall it be deemed “incorporated by reference” into any filing under the Securities Act of 1933, as amended, or the 1934 Act, except as may be expressly set forth by specific reference in such filing.

ITEM 9.01 — FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits

Exhibit No.	Description

99.1	Calpine Corporation Press Release titled “Calpine Corporation Stockholders Approve Acquisition By Investor Consortium Led By Energy Capital Partners,” dated December 15, 2017.*

__________

*	Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CALPINE CORPORATION

	By:	/s/ ZAMIR RAUF
Zamir Rauf
Executive Vice President and
Chief Financial Officer

Date: December 15, 2017

EXHIBIT INDEX

Exhibit No.	Description

99.1	Calpine Corporation Press Release titled “Calpine Corporation Stockholders Approve Acquisition By Investor Consortium Led By Energy Capital Partners,” dated December 15, 2017.*
__________

*	Furnished herewith.